SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 18, 2010
Date of Report (Date of earliest event reported)

BIONOVO, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33498	20-5526892
(Commission File Number)	(IRS Employer Identification No.)

5858 Horton Street, Suite 400, Emeryville, CA 94608
(Address of Principal Executive Office) (Zip Code)

(510) 601-2000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 16, 2010, the Company received a letter from NASDAQ stating that the Company has been granted an additional 180 day grace period, until September 13, 2010, to regain compliance with the minimum bid price of $1.00 required for continued listing on the NASDAQ Capital Market.

Bionovo intends to use its best efforts to regain compliance with the NASDAQ’s minimum bid requirement.

For further information on the relevant NASDAQ rules, please consult NASDAQ Listing Rules 5550(a)(2) – bid price, 5810(c)(3)(A) – grace period, 5810(b) – public disclosure, and 5505 – Capital Market criteria

A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release from Bionovo, Inc., dated March 18, 2010, entitled “Bionovo Notified by NASDAQ of Extension”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BIONOVO, INC (Registrant)

Date: March 18, 2010	By:	/s/ Isaac Cohen
Isaac Cohen Chairman and Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

EXHIBIT 99.1	Insert “Bionovo Notified by NASDAQ of Extension” release here.